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                               Supplement to the
                    Mitchell Hutchins LIR Select Money Fund
            Statement of Additional Information dated July 31, 1998


Dear Investor,                                                     June 11, 1999

     As noted in the Prospectus dated July 31, 1998 (as supplemented May 1, 1999 and June 11, 1999), PaineWebber Incorporated ("PaineWebber"), the distributor of the Fund, may pay shareholder servicing fees to banks and broker-dealers that make Institutional shares of the Fund available to their customers. The annual rate of the shareholder servicing fees will not exceed five basis points (0.05%) multiplied by the average daily net asset value of Institutional shares held through the bank or broker-dealer by its institutional customers, and will be paid monthly. The cost of these shareholder servicing fees will be borne by PaineWebber or Mitchell Hutchins Asset Management Inc., the investment adviser to the Fund, and will not be charged to or reimbursed by the Fund.